Exhibit 99.1

IBM REPORTS 2019 FIRST-QUARTER RESULTS

Acceleration in Cloud Revenue Growth; Continued Margin Expansion

Highlights

First Quarter:

•            GAAP EPS from continuing operations of $1.78

•            Operating (non-GAAP) EPS of $2.25

•            Revenue of $18.2 billion, down 4.7 percent (down 0.9 percent adjusting for currency)

•            Cloud revenue growth accelerated in the quarter; now $19.5 billion over the last 12 months, up 10 percent (up 12 percent adjusting for currency)

•            As-a-service annual exit run rate for cloud revenue of $11.7 billion, up 10 percent year to year (up 15 percent adjusting for currency)

•            Gross profit margin: GAAP, up 100 basis points; Operating (non-GAAP), up 90 basis points

—  GBS gross profit margin up 280 basis points; GTS up 110 basis points

•            Pre-tax income margin: GAAP, up 440 basis points; Operating (non-GAAP), up 320 basis points

•            Maintains full-year EPS and free cash flow expectations

ARMONK, N.Y., April 16, 2019 . . . IBM (NYSE: IBM) today announced first-quarter results.

“In the first quarter, our cloud revenue growth accelerated, and we again grew in key, high-value areas in Cloud and Cognitive Software and in consulting,” said Ginni Rometty, IBM chairman, president and chief executive officer.  “IBM’s investments in innovative technologies coupled with our industry expertise and our commitment to trust and security position us well to help clients move to chapter two of their digital reinvention.”

	FIRST QUARTER 2019
				Pre-tax		Gross
	Diluted	Net	Pre-tax	Income		Profit
	EPS	Income	Income	Margin		Margin
GAAP from Continuing Operations	$1.78	$1.6B	$1.9B	10.4%		44.2%
Year/Year	-2%	-5%	66%	4.4	Pts	1.0	Pts

Operating (Non-GAAP)	$2.25	$2.0B	$2.2B	12.3%		44.7%
Year/Year	-8%	-12%	28%	3.2	Pts	0.9	Pts

“Our results reflect the fundamental changes we have made to our business, allowing us to generate greater operating leverage.  In the first quarter, we significantly expanded profit margins, led by our services businesses,” said James Kavanaugh, IBM senior vice president and chief financial officer.  “Our focus on prioritizing our investments in the emerging high-value segments of our industry has enabled us to drive higher profitability and strong cash generation.”

Cash Flow and Balance Sheet

In the first quarter, the company generated net cash from operating activities of $4.8 billion, or $2.3 billion, excluding Global Financing receivables.  IBM’s free cash flow was $1.7 billion.  IBM returned $2.3 billion to shareholders through $1.4 billion in dividends and $0.9 billion in gross share repurchases.  At the end of March 2019, IBM had $2.4 billion remaining in the current share repurchase authorization.

IBM ended the first quarter with $18.1 billion of cash on hand.  Debt totaled $50.0 billion, including Global Financing debt of $29.5 billion.  The balance sheet remains strong and is well positioned for the long term.

Segment Results for First Quarter

•                  Cloud & Cognitive Software (includes cloud and data platforms, cognitive applications and transaction processing platforms) — revenues of $5.0 billion, down 2 percent (up 2 percent adjusting for currency), led by cognitive applications, up 2 percent (up 4 percent adjusting for currency), and by cloud and data platforms, down 2 percent (up 2 percent adjusting for currency).

•                  Global Business Services (includes consulting, application management and global process services) — revenues of $4.1 billion, flat year to year (up 4 percent adjusting for currency), with growth in consulting and global process services.  Gross profit margin increased 280 basis points.

•                  Global Technology Services (includes infrastructure and cloud services and technology support services) — revenues of $6.9 billion, down 7 percent (down 3 percent adjusting for currency), with growth in hybrid cloud revenue.  Gross profit margin increased 110 basis points.

•                  Systems (includes systems hardware and operating systems software) — revenues of $1.3 billion, down 11 percent (down 9 percent adjusting for currency), with growth in Power, offset by the impact of the IBM Z product cycle dynamics and weakness in Storage.

•                  Global Financing (includes financing and used equipment sales) — revenues of $406 million, flat year to year (up 4 percent adjusting for currency).

Full-Year 2019 Expectations

The company continues to expect GAAP diluted earnings per share of at least $12.45, and operating (non-GAAP) diluted earnings per share of at least $13.90.  Operating (non-GAAP) diluted earnings per share exclude $1.45 per share of charges for: amortization of purchased intangible assets and other acquisition-related charges, including pre-closing charges, such as financing costs, associated with the Red Hat acquisition; retirement-related charges; and tax reform enactment impacts.

IBM continues to expect free cash flow of approximately $12 billion, with a realization rate of approximately 100 percent of GAAP Net Income.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance.  These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including the following: a downturn in economic environment and client spending budgets; the company’s failure to meet growth and productivity objectives; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; cybersecurity and data privacy considerations; fluctuations in financial results, impact of local legal, economic, political and health conditions; adverse effects from environmental matters, tax matters and the company’s pension plans; ineffective internal controls; the company’s use of accounting estimates; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; reliance on third party distribution channels and ecosystems; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities, and higher debt levels; legal proceedings and investigatory risks; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference.  Any forward-looking statement in this release speaks only as of the date on which it is made.  The company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

•            presenting operating (non-GAAP) earnings per share amounts and related income statement items;

•            adjusting for free cash flow;

•            adjusting for currency (i.e., at constant currency).

Free cash flow guidance is derived using an estimate of profit, working capital and operational cash outflows.  The company views Global Financing receivables as a profit-generating investment, which it seeks to maximize and therefore it is not considered when formulating guidance for free cash flow.  As a result, the company does not estimate a GAAP Net Cash from Operations expectation metric.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EDT, today.  The Webcast may be accessed via a link at http://www.ibm.com/investor/events/earnings/1q19.html.  Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Melinda Zurich, 914-499-4034
melinda.zurich@us.ibm.com

John Bukovinsky, 732-618-3531
jbuko@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended
	March 31,
	2019	2018

REVENUE
Cloud & Cognitive Software	$5,037	$5,116	*
Global Business Services	4,119	4,115	*
Global Technology Services	6,875	7,421	*
Systems	1,328	1,500
Global Financing	406	405
Other	417	515	*
TOTAL REVENUE	18,182	19,072

GROSS PROFIT	8,043	8,247

GROSS PROFIT MARGIN
Cloud & Cognitive Software	75.1%	76.3	%*
Global Business Services	26.2%	23.4	%*
Global Technology Services	33.7%	32.6	%*
Systems	46.2%	43.7%
Global Financing	34.9%	34.4%

TOTAL GROSS PROFIT MARGIN	44.2%	43.2%

EXPENSE AND OTHER INCOME
S,G&A	4,691	5,445
R,D&E	1,433	1,405
Intellectual property and custom development income	(101)	(317)
Other (income) and expense	(73)	413
Interest expense	210	165
TOTAL EXPENSE AND OTHER INCOME	6,160	7,111

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,883	1,136
Pre-tax margin	10.4%	6.0%
Provision for (Benefit from) income taxes	289	(540)
Effective tax rate	15.4%	(47.5)%

INCOME FROM CONTINUING OPERATIONS	$1,593	$1,675
DISCONTINUED OPERATIONS
Income/(Loss) from discontinued operations, net of taxes	(2)	4

NET INCOME	$1,591	$1,679

EARNINGS / (LOSS) PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$1.78	$1.81
Discontinued Operations	$0.00	$0.00
TOTAL	$1.78	$1.81

Basic
Continuing Operations	$1.79	$1.82
Discontinued Operations	$0.00	$0.00
TOTAL	$1.79	$1.82

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	893.9	925.4
Basic	889.6	920.7

* Recast to conform with 2019 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	March 31,	December 31,
(Dollars in Millions)	2019	2018
ASSETS:

Current Assets:
Cash and cash equivalents	$17,134	$11,379
Restricted cash	137	225
Marketable securities	872	618
Notes and accounts receivable - trade, net	6,987	7,432
Short-term financing receivables, net	20,287	22,388
Other accounts receivable, net	671	743
Inventory	1,771	1,682
Deferred Costs	2,368	2,300
Prepaid expenses and other current assets	2,478	2,378
Total Current Assets	52,705	49,146

Property, plant and equipment, net	10,675	10,792
Operating right-of-use assets, net *	4,634	—
Long-term financing receivables, net	8,361	9,148
Prepaid pension assets	4,966	4,666
Deferred costs	2,663	2,676
Deferred taxes	5,284	5,216
Goodwill and intangibles, net	39,237	39,353
Investments and sundry assets	2,403	2,386
Total Assets	$130,926	$123,382

LIABILITIES:

Current Liabilities:
Taxes	$2,484	$3,046
Short-term debt	10,250	10,207
Accounts payable	5,711	6,558
Deferred income	12,134	11,165
Operating lease liabilities *	1,313	—
Other liabilities	6,979	7,251
Total Current Liabilities	38,871	38,227

Long-term debt	39,727	35,605
Retirement related obligations	16,467	17,002
Deferred income	3,481	3,445
Operating lease liabilities *	3,590	—
Other liabilities	12,184	12,174
Total Liabilities	114,320	106,452

EQUITY:

IBM Stockholders’ Equity:
Common stock	55,287	55,151
Retained earnings	159,396	159,206
Treasury stock — at cost	(169,021)	(168,071)
Accumulated other comprehensive income/(loss)	(29,182)	(29,490)
Total IBM Stockholders’ Equity	16,481	16,796

Noncontrolling interests	126	134
Total Equity	16,607	16,929

Total Liabilities and Equity	$130,926	$123,382

* Reflects the adoption of the FASB guidance on leases.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

	Three Months Ended
	March 31,
(Dollars in Millions)	2019	2018

Net Cash Provided by Operating Activities per GAAP:	$4,759	$4,602

Less: change in Global Financing (GF) Receivables	2,458	2,360
Capital Expenditures, Net	(614)	(893)

Free Cash Flow	1,688	1,349

Acquisitions	(1)	(71)
Divestitures	33	—
Dividends	(1,397)	(1,382)
Share Repurchase	(920)	(777)
Non-GF Debt	5,890	(547)
Other (includes GF Net Receivables and GF Debt)	629	1,741

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities	$5,922	$313

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended
	March 31,
(Dollars in Millions)	2019	2018

Net Income from Operations	$1,591	$1,679
Depreciation/Amortization of Intangibles	1,446	1,114
Stock-based Compensation	113	116
Working Capital / Other	(848)	(668)
Global Financing A/R	2,458	2,360
Net Cash Provided by Operating Activities	$4,759	$4,602
Capital Expenditures, net of payments & proceeds	(614)	(893)
Divestitures, net of cash transferred	33	—
Acquisitions, net of cash acquired	(1)	(71)
Marketable Securities / Other Investments, net	(271)	(800)
Net Cash Used in Investing Activities	$(853)	$(1,764)
Debt, net of payments & proceeds	4,232	(713)
Dividends	(1,397)	(1,382)
Common Stock Repurchases	(920)	(777)
Common Stock Transactions - Other	(51)	(37)
Net Cash (Used in) / Provided by Financing Activities	$1,863	$(2,909)
Effect of Exchange Rate changes on Cash	(102)	100
Net Change in Cash, Cash Equivalents and Restricted Cash	$5,668	$28

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	FIRST - QUARTER 2019
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software	Services	Services	Systems	Financing
Revenue
External	$5,037	$4,119	$6,875	$1,328	$406
Internal	841	74	290	163	300
Total Segment Revenue	$5,879	$4,193	$7,164	$1,491	$706

Pre-tax Income (Loss) from Continuing Operations	1,767	315	275	(202)	288

Pre-tax margin	30.1%	7.5%	3.8%	(13.5)%	40.8%

Change YTY Revenue - External	(1.5)%	0.1%	(7.4)%	(11.4)%	0.2%
Change YTY Revenue - External @constant currency	1.5%	4.3%	(3.0)%	(8.8)%	3.9%

	FIRST - QUARTER 2018
	Cloud &	Global	Global
	Cognitive	Business	Technology		Global
(Dollars in Millions)	Software *	Services *	Services *	Systems	Financing
Revenue
External	$5,116	$4,115	$7,421	$1,500	$405
Internal	931	89	141	153	429
Total Segment Revenue	$6,047	$4,204	$7,562	$1,653	$834

Pre-tax Income (Loss) from Continuing Operations	1,680	125	66	(203)	377

Pre-tax margin	27.8%	3.0%	0.9%	(12.3)%	45.1%

* Recast to conform with 2019 presentation.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	FIRST - QUARTER 2019
	CONTINUING OPERATIONS
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments**		Impacts		(Non-GAAP)

Gross Profit	$8,043	$76		—		—		$8,119

Gross Profit Margin	44.2%	0.4	Pts	—		—		44.7%

S,G&A	4,691	(124)		—		—		4,566

R,D&E	1,433	—		—		—		1,433

Other (Income) & Expense	(73)	23		(138)		—		(187)

Interest Expense	210	(36)		—		—		174

Total Expense & Other (Income)	6,160	(137)		(138)		—		5,886

Pre-tax Income from Continuing Operations	1,883	212		138		—		2,233

Pre-tax Income Margin from Continuing Operations	10.4%	1.2	Pts	0.8	Pts	—		12.3%

Provision for Income Taxes***	289	49		26		(141)		224

Effective Tax Rate	15.4%	0.7	Pts	0.2	Pts	(6.3	)Pts	10.0%

Income from Continuing Operations	1,593	164		111		141		2,009

Income Margin from Continuing Operations	8.8%	0.9	Pts	0.6	Pts	0.8	Pts	11.0%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$1.78	$0.18		$0.13		$0.16		$2.25

	FIRST - QUARTER 2018
	CONTINUING OPERATIONS
		Acquisition-		Retirement-		Tax
		Related		Related		Reform		Operating
	GAAP	Adjustments*		Adjustments **		Impacts		(Non-GAAP)

Gross Profit	$8,247	$93		—		—		$8,340

Gross Profit Margin	43.2%	0.5	Pts	—		—		43.7%

S,G&A	5,445	(110)		—		—		5,335

R,D&E	1,405	—		—		—		1,405

Other (Income) & Expense	413	—		(402)		—		11

Interest Expense	165	—		—		—		165

Total Expense & Other (Income)	7,111	(110)		(402)		—		6,600

Pre-tax Income from Continuing Operations	1,136	203		402		—		1,740

Pre-tax Income Margin from Continuing Operations	6.0%	1.1	Pts	2.1	Pts	—		9.1%

Provision for (Benefit from) Income Taxes***	(540)	39		76		(107)		(532)

Effective Tax Rate	(47.5)%	7.8	Pts	15.4	Pts	(6.1	)Pts	(30.5)%

Income from Continuing Operations	1,675	164		325		107		2,272

Income Margin from Continuing Operations	8.8%	0.9	Pts	1.7	Pts	0.6	Pts	11.9%

Diluted Earnings / (Loss) Per Share: Continuing Operations	$1.81	$0.17		$0.35		$0.12		$2.45

*

Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

**

Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

***

Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.

INTERNATIONAL BUSINESS MACHINES CORPORATION

RECONCILIATION OF OPERATING EARNINGS PER SHARE

(Unaudited)

2019
EPS Guidance	Expectations

GAAP Diluted EPS	at least $12.45

Operating EPS (non-GAAP)	at least $13.90

Adjustments

Acquisition-related Charges *	$0.76

Non-Operating Retirement-Related Items	$0.45

Tax Reform Enactment Impacts	$0.24

* Includes acquisitions as of March 31, 2019, and pre-closing charges, such as financing costs, associated with the Red Hat acquisition